FOR IMMEDIATE RELEASE: December 19, 2025 Centrus Launches Commercial LEU Enrichment Activities Multi-billion-dollar uranium enrichment capacity expansion expected to create thousands of U.S. advanced manufacturing jobs and drive U.S. exports Centrifuge manufacturing begins New enrichment capacity expected to come online in 2029 BETHESDA, MD -- Centrus Energy (NYSE: LEU) announced today that it has begun domestic centrifuge manufacturing to support commercial Low-Enriched Uranium (LEU) enrichment activities at its Piketon, Ohio, facility. This strategic move enables the company to capitalize on its many first-mover advantages in U.S.-owned domestic uranium enrichment, and marks one of the most consequential transformations in the company’s and the United States’ uranium enrichment history. Centrus plans to leverage its multi- billion-dollar uranium enrichment expansion to meet its growing backlog of $2.3 billion in contingent LEU sales to U.S. and international customer contracts, and targets future commercial-scale production of High-Assay, Low-Enriched Uranium (HALEU) as well. “We are excited to announce the official commencement of our industrial-scale centrifuge manufacturing build for commercial LEU enrichment,” said Centrus Energy CEO and President Amir Vexler. “We make this announcement after carefully evaluating the business’ internal and external progress as well as its future prospects and many competitive advantages. These include the significant progress in building our supply chain; the advancement across the many available avenues to acquire low-cost of capital to support our build, including imminent DOE funding announcements; and, evaluating the progress in our internal manufacturing capabilities. “This historic step demonstrates Centrus’ commitment to meeting our growing backlog of contingent commercial LEU customer contracts,” continued Vexler “Reclaiming American nuclear leadership on the global will catalyze additional private investment and enable further expansion as the market continues to grow. Uranium enrichment in Ohio has a big future, and this is just the beginning.”

Centrus’ expansion is underpinned by public and private funding along with commercial contracts, a framework that includes: • Department of Energy funding: Centrus is a finalist for Task Orders from the Department of Energy for both LEU production and HALEU production – which the Department has indicated could be ~$900 million per task order. • Private capital: Centrus raised $1.2 billion via convertible note transactions in November 2024 and August 2025, reported a cash balance of more than $1.6 billion as of September 30, 2025, and recently launched a $1 billion at-the-market offering. • Customer contracts: Centrus has secured $2.3 billion in contracts and commitments from U.S. and international customers aimed at supporting new, U.S. uranium enrichment capacity. These agreements are contingent upon Centrus realizing certain milestones towards building the new capacity. Centrus continues to pursue additional LEU and HALEU sales opportunities. • Third party investment: This represents another potential avenue to secure low cost of capital financing while maximizing capacity. There is continued, growing interest from the market to secure future enrichment offtake by investing in new enrichment capacity. • Direct foreign investment: Centrus announced a proposed partnership with Korea Hydro & Nuclear Power (KHNP) and POSCO International in August 2025 to explore potential investment in new enrichment capacity in Ohio. The company continues to maximize efforts in this area with Korea and other nations. • National security: Centrus’ AC100M centrifuge is the only U.S.-origin enrichment technology that is deployment-ready to fulfill national security missions – for which a U.S. technology is required. In October, the National Nuclear Security Administration announced its intent to contract with Centrus for LEU enrichment for national security. The company stands ready to support these critical national security missions. The last U.S.-owned, large-scale uranium enrichment plant was built in the 1950s and shut down permanently in 2013, leaving America completely dependent upon foreign, state- owned enterprises that now control almost 100 percent of the world’s uranium enrichment capacity. With demand for nuclear power expected to grow in the coming years – and imports of Russian enriched uranium completely banned starting in 2028 – new domestic, U.S.-owned uranium enrichment capacity is urgently needed and in high demand. Creating American Jobs The project is expected to support thousands of American jobs, including:

• 1,000 construction jobs and 300 new operating jobs in Ohio, while retaining 150 existing jobs at the Piketon plant. • Hundreds of new direct jobs at Centrus’ centrifuge manufacturing plant in Tennessee and across a nationwide network of suppliers. • Thousands of indirect jobs in Ohio, Tennessee, and across the country. Next Steps Centrus has begun manufacturing centrifuges to support its uranium enrichment expansion at its centrifuge manufacturing factory in Oak Ridge, Tennessee, relying upon a domestic manufacturing supply chain. Centrus began expanding its manufacturing capacity in Tennessee in late 2024, and has already begun hiring in Tennessee and Ohio to support the project. The first new production capacity is expected to come online in 2029. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: geopolitical conflicts, including the war in Ukraine; market demand and competition; changes in economic or industry conditions; supply chain disruptions; the imposition of tariffs and/or sanctions that impact our ability to obtain, deliver, transport, or sell LEU or the SWU and natural uranium hexafluoride components of LEU delivered to us under the TENEX Supply Contract or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; regulatory approvals and compliance requirements; technological changes; DOE procurement decisions; U.S. government appropriations; government decisions regarding, our lease with the DOE in Piketon, Ohio, including with respect to the term and the scope of permitted activities; our ability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; and our ability to execute our strategic initiatives. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward- looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A - “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Investors: Neal Nagarajan NagarajanNK@centrusenergy.com Media: Dan Leistikow LeistikowD@centrusenergy.com